UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY

2 AVENUE DE LAFAYETTE

P.O. BOX 5049

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:
Tracie A. Coop Secretary The China Fund, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116 (Name and Address of Agent for Service)	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

ANNUAL REPORT

October 31, 2012

THE CHINA FUND, INC.

KEY HIGHLIGHTS (Unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	16,169,099
Total Net Assets (10/31/12)	US$396.1 million
Net Asset Value Per Share (10/31/12)	$24.50
Market Price Per Share (10/31/12)	$21.85

TOTAL RETURN(1)
Performance as of 10/31/12:	Net Asset Value	Market Price
1-Year	(2.93)%	(3.02)%
3-Year Cumulative	11.90%	7.66%
3-Year Annualized	3.82%	2.49%
5-Year Cumulative	(7.16)%	(3.05)%
5-Year Annualized	(1.48)%	(0.62)%
10-Year Cumulative	458.26%	489.09%
10-Year Annualized	18.76%	19.40%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—
12/24/08	$0.4813	$5.3361
12/21/07	$0.2800	$11.8400
12/21/06	$0.2996	$3.7121
12/21/05	$0.2172	$2.2947
12/22/04	$0.1963	$3.3738
12/31/03	$0.0700	$1.7100
12/31/02	$0.0640	$0.1504
12/31/01	$0.1321	—
12/31/00	—	—
12/31/99	$0.1110	—
12/31/98	$0.0780	—
12/31/97	—	$0.5003
12/31/96	$0.0834	—
12/31/95	$0.0910	—
12/31/94	$0.0093	$0.6006
12/31/93	$0.0853	$0.8250
12/31/92	$0.0434	$0.0116

(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF OCTOBER 31, 2012 (Unaudited)

Ten Largest Listed Equity Investments *
1. Taiwan Semiconductor Manufacturing Co., Ltd.	5.60%
2. HAND Enterprise Solutions Co., Ltd.	4.29%
3. Digital China Holdings, Ltd.	4.07%
4. Industrial & Commercial Bank of China	3.97%
5. China Mobile, Ltd.	3.58%
6. China Medical System Holdings, Ltd.	3.57%
7. China Everbright International, Ltd.	3.47%
8. Taiwan FamilyMart Co., Ltd.	3.43%
9. Sun Hung Kai Properties, Ltd.	3.15%
10. CNOOC, Ltd.	2.91%

Direct Investments *
1. China Bright	6.53%
2. Zong Su Foods	0.00%

*	Percentages based on net assets at October 31, 2012.

INDUSTRY ALLOCATION (Unaudited)

Fund holdings are subject to change and percentages shown above are based on net assets as of October 31, 2012. A complete list of holdings as of October 31, 2012 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

Industry Allocation (as a percentage of net assets)

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (Unaudited)

Dear Stockholders,

The second half of our financial year proved to be very challenging for equity markets globally with leadership changes in China, continuing uncertainty surrounding European debt negotiations and a close election in the United States all adding to what the markets fear most: uncertainty.

These global concerns and the impending US “fiscal cliff” weighed heavily on the Chinese market as investor sentiment turned negative on countries perceived to be heavily dependent on these two regions. Despite these challenges, China continues to be one of the few areas in the world that is projected to see reasonable economic growth heading into 2013. Coupled with stock prices that are looking increasingly reasonable compared to the rest of Asia, this market should represent a good opportunity for long term investors.

The Fund’s discount management program that started on the June 4th was temporarily suspended on June 22nd for the share tender and resumed on the 30th of July. The share tender closed on July 23rd with the repurchase of 25% of the outstanding shares. The number of outstanding shares at October 31 is now 16,169,099.

The discount management program reached its share repurchase limit for the financial year on September 20th at a total cost of $17.468 million. During this period the discount ranged from a low of 5.29% on July 18th to a high of 11.81% on August 6th. There was no clearly discernible pattern to the movement of the discount.

The share tender process impacted the efforts of the portfolio manager in restructuring the Fund due to the need to raise cash. With the tender offer completed, the manager has completed the restructuring and, as I wrote in the previous report, we are confident that performance will return to accustomed levels.

On behalf of the Board, our manager and our outstanding team of service providers, I thank all of you for your support and convey our best wishes for the new year.

Yours sincerely,

Joe O. Rogers

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

Review

In the first quarter of 2012, Greater China equity markets recovered strongly, driven by improved investors’ confidence over the global macroeconomic outlook. However, given the intensifying concerns over the Euro debt crisis, economic slowdown in China and subdued earnings outlook, Greater China equities, especially H-shares, suffered a sharp sell-off across the board in May 2012. Investors were skeptical about the Chinese economy with renewed concerns over a “hard” landing scenario as the reduction in the Reserve Requirement Ratio of Chinese banks had so far failed to revive real economic activity. In Taiwan, the bargaining power of Taiwanese technology component suppliers weakened amidst the emergence of two very strong global customers, Samsung and Apple.

In the third quarter of 2012, the market re-focused on the worse than expected economic slowdown in China. Although most of the results were very weak and generally below market expectations, share prices had discounted most of the poor earnings data. Hong Kong and Taiwan equity markets rose to four-month highs with increased risk appetite by the end of the third quarter.

In October, the equity markets became more active and sentiment was boosted by positive economic data. Dates were set for the 18th Party Congress in China and this helped to alleviate political concern surrounding the transition of power. The latest economic data reinforced expectations that the China economy bottomed out in the third quarter of 2012. Meanwhile, Chinese banks also released better than expected third quarter earnings results driven by relatively steady net interest margins and stable non-performing loans.

Performance

The Fund underperformed its benchmark, the MSCI Golden Dragon index for the year ending October 31, 2012. During this period the Fund returned -2.85% compared with 8.02% for the index. The Fund’s performance since RCM’s appointment on February 13, 2012 has been -4.14% on net asset value against the index’s return of 1.87%

During the period the Fund wrote down the value of one of our direct investments, Zong Su Foods, as the company and its chairman are undergoing bankruptcy and legal proceedings with almost no likelihood of recovery of our investment. The Fund had an initial investment of US$15m and the Board approved a revised valuation of zero on October 24, 2012.

Of the listed assets, the top detractor was Huiyin Household whose share price was undermined by its poor earnings results. This was a position inherited by RCM and the Fund exited the stock completely in late March. Another detractor was Hiwin Technology, whose share price fell amidst a delay in capital expenditures by Chinese companies given the weak macroeconomic outlook. However, we believe that its structural story of capitalizing on the industry automation trend remains intact.

On the positive side, Ruentex Development Co., Ltd. outperformed on expectations of strong profit contributions from one of its businesses over the next couple of years.

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (Unaudited)

REVIEW OF LISTED AND DIRECT INVESTMENTS

Outlook

With the change of political leadership in China, the market is likely to discount the potential of policy reform over the next twelve months. Coupled with the Chinese economy bottoming out, we would expect Chinese equities to recover over the next six months driven partly by liquidity inflows.

The Taiwan market underperformed the regional market in October. Recent data suggested that export growth revived in September after a period of softness. However, the rebound was mainly driven by chemical exports, while IT exports remained lackluster. We believe that a recovery of the Taiwan economy, if any, will be largely driven by an upswing in exports to China; while domestic sectors will remain relatively weak. We expect Taiwan IT and technology sectors to remain under pressure in the near to medium term, especially given a weak PC cycle heading into 2013. However, we do see selective opportunities in this sector which can benefit from rising 3G penetration in emerging markets and the increasing popularity of low end smartphones.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (Unaudited)

Listed and Direct Investment Manager

The Fund’s investment in both listed and direct investments is managed by RCM Asia Pacific Limited (“RCM”). RCM is part of a global investment organization consisting of separate affiliated entities, owned by Allianz SE, that are located in key financial centers, including Frankfurt, Hong Kong, London, San Francisco, Sydney and Tokyo.

Ms. Christina Chung serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. She joined RCM in 1998 and has been a managing director since January 2010. She heads the Greater China Team and is the lead manager of the Hong Kong, China, China A-shares and Greater China equity mandates. She has 23 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts.

Before joining RCM, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2012

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA
Beverages — (0.9%)
Yantai Changyu Pioneer Wine Co., Ltd.	688,856		$3,492,255

TOTAL CHINA — (Cost $5,808,831)		0.9%	3,492,255

CHINA — “A” SHARES
IT Services — (4.3%)
HAND Enterprise Solutions Co., Ltd.#	6,369,715		17,003,745

TOTAL CHINA — “A” SHARES — (Cost $1,793,494)		4.3%	17,003,745

TOTAL CHINA (INCLUDING “A” SHARES) — (Cost $7,602,325)		5.2%	20,496,000

HONG KONG
Commercial Services & Supplies — (4.0%)
China Everbright International, Ltd.†(2)	26,730,000		13,761,550
Fook Woo Group Holdings, Ltd.*#(1)(2)	25,314,000		2,237,417

			15,998,967

Communications Equipment — (1.1%)
Comba Telecom Systems Holdings, Ltd.(2)	10,958,500		4,284,392

Diversified Financial Services — (1.1%)
Hong Kong Exchanges and Clearing, Ltd.(2)	257,100		4,233,000

Electronic Equipment & Instruments — (4.1%)
Digital China Holdings, Ltd.†	9,603,000		16,132,936

Food Products — (0.0%)
Chaoda Modern Agriculture (Holdings), Ltd.*^#(1)(2)	26,651,357		—

Gas Utilities — (2.8%)
Enn Energy Holdings, Ltd.	2,680,000		11,152,186

Health Care Equipment & Supplies — (1.0%)
Golden Meditech Holdings, Ltd.#	35,040,000		4,159,560

Hotels, Restaurants & Leisure — (0.0%)
FU JI Food & Catering Services*^#(1)	5,462,000		—

Industrial Conglomerates — (1.1%)
Hutchison Whampoa, Ltd.	453,000		4,462,752

Internet Software & Services — (2.1%)
Tencent Holdings, Ltd.	234,200		8,298,181

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2012

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
Oil, Gas & Consumable Fuels — (4.7%)
CNOOC, Ltd.	5,547,000		$11,509,056
Kunlun Energy Co., Ltd.(2)	3,906,000		7,257,553

			18,766,609

Personal Products — (1.2%)
Natural Beauty Bio-Technology, Ltd.#	47,710,000		4,801,750

Pharmaceuticals — (3.6%)
China Medical System Holdings, Ltd.	24,489,300		14,156,304

Real Estate Management & Development — (5.1%)
China Resources Land, Ltd.(2)	3,436,000		7,856,197
Sun Hung Kai Properties, Ltd.(2)	897,000		12,488,474

			20,344,671

Semiconductors & Semiconductor Equipment — (1.2%)
ASM Pacific Technology, Ltd.(2)	410,700		4,578,613

Specialty Retail — (0.9%)
Zhongsheng Group Holdings, Ltd.(2)	2,662,000		3,441,686

Transportation Infrastructure — (1.5%)
Shenzhen International Holdings, Ltd.	71,580,000		6,003,445

Wireless Telecommunication Services — (3.6%)
China Mobile, Ltd.	1,278,000		14,165,096

TOTAL HONG KONG — (Cost $148,383,591)		39.1%	154,980,148

HONG KONG — “H” SHARES
Automobiles — (1.5%)
Qingling Motors Co., Ltd.#	24,836,000		5,992,648

Commercial Banks — (4.0%)
Industrial & Commercial Bank of China(2)	23,738,000		15,712,923

Health Care Providers & Services — (2.6%)
Sinopharm Group Co., Ltd.(2)	3,051,600		10,276,935

Machinery — (2.4%)
CSR Corp., Ltd.(2)	12,212,000		9,501,662

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2012

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG — “H” SHARES (continued)
Oil, Gas & Consumable Fuels — (1.3%)
China Coal Energy Co., Ltd.(2)	5,296,000		$5,268,632

TOTAL HONG KONG — “H” SHARES — (Cost $46,800,773)		11.8%	46,752,800

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $195,184,364)		50.9%	201,732,948

SINGAPORE
Semiconductors & Semiconductor Equipment — (0.5%)
CDW Holding, Ltd.#†	28,454,000		2,168,946

TOTAL SINGAPORE — (Cost $836,561)		0.5%	2,168,946

TAIWAN
Computers & Peripherals — (1.1%)
Advantech Co., Ltd.	1,284,000		4,439,332

Electronic Equipment & Instruments — (3.6%)
Delta Electronics, Inc.	1,615,000		5,517,399
WT Microelectronics Co., Ltd.#	7,335,530		8,876,713

			14,394,112

Food Products — (2.4%)
Uni-President Enterprises Corp.	5,291,508		9,346,746

	Face Amount
Insurance — (1.3%)
Taiwan Life Insurance Co., Ltd., 4.0%, 12/28/14, 144A#@	$200,000,000		4,939,075

	Shares
Machinery — (1.5%)
Hiwin Technologies Corp.(2)	942,750		6,067,163

Multiline Retail — (3.4%)
Taiwan FamilyMart Co., Ltd.#	2,854,652		13,583,111

Real Estate Management & Development — (1.9%)
Ruentex Development Co., Ltd.	4,416,301		7,407,745

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2012

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
TAIWAN (continued)
Semiconductors & Semiconductor Equipment — (6.7%)
Epistar Corp.	1,178,000		$1,875,122
MediaTek Inc.	222,000		2,466,033
Taiwan Semiconductor Manufacturing Co., Ltd.	7,306,000		22,183,730

			26,524,885

TOTAL TAIWAN — (Cost $66,368,076)		21.9%	86,702,169

UNITED STATES
Media — (1.5%)
Focus Media Holding, Ltd.(2)	250,437		5,905,305

TOTAL UNITED STATES — (Cost $5,976,531)		1.5%	5,905,305

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS — (Cost $275,967,857)		80.0%	317,005,368

EQUITY-LINKED SECURITIES
Beverages — (4.4%)
Kweichow Moutai Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	46,898		1,841,168
Kweichow Moutai Co., Ltd. Access Product (expiration 10/26/15) 144A,*(3)	204,751		8,038,340
Wuliangye Yibin Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	1,403,507		7,484,903

			17,364,411

Household Durables — (1.7%)
Gree Electric Appliances, Inc. Access Product (expiration 01/17/14) 144A,*(4)	1,838,546		6,738,271

Insurance — (2.2%)
Ping An Insurance (Group) Company of China, Ltd. Access Product (expiration 04/01/13) 144A,*(3)	1,418,047		8,733,043

Machinery — (0.7%)
Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 01/20/15) 144A,*(4)	825,469		2,793,387

TOTAL EQUITY-LINKED SECURITIES — (Cost $31,145,120)		9.0%	35,629,112

DIRECT INVESTMENTS(5)
Food Products — (0.0%)
Zong Su Foods (acquired 09/21/10)*^#(1)(6)	2,677		—

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2012

Name of Issuer and Title of Issue	Shares		Value (Note A)
DIRECT INVESTMENTS(5) (continued)
Health Care Providers & Services — (6.5%)
China Bright (acquired 08/27/10)*#†(1)(6)	14,665,617		$25,868,089

TOTAL DIRECT INVESTMENTS — (Cost $29,969,470)		6.5%	25,868,089

COLLATERAL FOR SECURITIES ON LOAN
State Street Navigator Securities Lending Prime Portfolio	50,090,819		50,090,819

TOTAL COLLATERAL FOR SECURITIES ON LOAN — (Cost $50,090,819)		12.7%	50,090,819

SHORT TERM INVESTMENTS	Face Amount
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/01/12 (7)	$5,447,000		5,447,000

TOTAL SHORT TERM INVESTMENTS — (Cost $5,447,000)		1.4%	5,447,000

TOTAL INVESTMENTS — (Cost $392,620,266)		109.6%	434,040,388

OTHER ASSETS AND LIABILITIES		(9.6)%	(37,946,585)

NET ASSETS		100.0%	$396,093,803

Notes to Schedule of Investments

*	Denotes non-income producing security.

^	Security is deemed worthless.

#	Illiquid security.

†	Affiliated issuer (see Note H).

@	The bond contains a feature or option to be converted into common stock.

(1)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(2)	A portion or all of the security was on loan. As of October 31, 2012, the market value of the securities loaned was $62,753,412.

(3)	Equity-linked securities issued by Credit Lyonnais (CLSA).

(4)	Equity-linked securities issued by Citigroup Global Markets Holdings.

(5)	Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued in good faith by the Board of Directors at fair market value. The securities continue to be valued in good faith by the Board of Directors at fair market value as of October 31, 2012.

(6)	The security contains a put option which allows the Fund to sell the investment for a value at least equal to the purchase price under certain circumstances.

(7)	Repurchase agreement, dated 10/31/12, due 11/01/12 with repurchase proceeds of $5,447,002 is collateralized by US Treasury Bond, 5.25% due 02/15/29 with a market value of $5,558,418.

144A Securities restricted for resale to Qualified Institutional Buyers in the United States or to non-US persons. At October 31, 2012, these restricted securities amounted to $40,568,187, which represented 10.24% of net assets.

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2012

ASSETS
Investments in securities, at value (cost $346,715,940) (including securities on loan, at value, $62,753,412) (Note A)	$376,108,867
Investments in affiliated investments, at value (cost $45,904,326 ) (Notes A and H)	57,931,521

Total Investments	434,040,388
Cash	21,744
Foreign currency, at value (cost $12,803,130)	13,061,618
Receivable for investments sold	2,410,133
Receivable for securities lending income	184,577
Dividends and interest receivable	465,564
Prepaid expenses	82,055

TOTAL ASSETS	450,266,079

LIABILITIES
Payable for investments purchased	2,465,568
Payable upon return of collateral for securities on loan	50,090,819
Investment management fee payable (Note B)	326,634
Administration and custodian fees payable (Note B)	270,445
Contingent liability (Note A)	717,795
Chief Compliance Officer fees payable	6,032
Trustees fees payable	3,676
Accrued expenses and other liabilities	291,307

TOTAL LIABILITIES	54,172,276

TOTAL NET ASSETS	$396,093,803

COMPOSITION OF NET ASSETS:
Par value (Note C)	161,691
Paid in capital in excess of par	302,443,506
Undistributed net investment income	5,532,013
Accumulated net realized gain on investments and foreign currency transactions	46,273,599
Net unrealized appreciation on investments and foreign currency translations	41,682,994

TOTAL NET ASSETS	$396,093,803

NET ASSET VALUE PER SHARE
($396,093,803/16,169,099 shares of common stock outstanding)	$24.50

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Year Ended October 31, 2012

INVESTMENT INCOME:
Dividend income — (including dividends of $2,020,691 from non-controlled affiliates, net of tax withheld of $1,005,711) (Note H)	$10,989,824
Securities lending income	1,931,466
Interest income — (including interest of $248,031 from non-controlled affiliates, net of tax withheld of $39,525) (Note H)	274,168

TOTAL INVESTMENT INCOME	13,195,458

EXPENSES
Investment Management fees (Note B)	3,619,868
Custodian fees (Note B)	1,092,657
Administration fees (Note B)	486,696
Directors’ fees and expenses (Note B)	495,443
Stock dividend tax expense	87,161
Legal fees	369,127
Printing and postage	125,016
Shareholder service fees	221,379
Insurance	107,352
Audit and tax service fees	97,053
Stock exchange listing fee	36,723
Transfer agent fees	53,233
Chief Compliance Officer fee	142,069
Miscellaneous expenses	426,879

TOTAL EXPENSES	7,360,656

NET INVESTMENT INCOME	5,834,802

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	24,709,807
Net realized gain on non-controlled affiliate transactions (Note H)	23,440,378
Net realized loss on foreign currency transactions	(302,714)

47,847,471

Net change in unrealized appreciation/depreciation on investments	(98,760,713)
Net change in unrealized appreciation/depreciation on foreign currency transactions	487,039

(98,273,674)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(50,426,203)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(44,591,401)

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,834,802	$6,228,355
Net realized gain on investments, foreign currency transactions and net increase from payment by affiliate	47,847,471	66,719,103
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(98,273,674)	(145,695,392)

Net decrease in net assets from operations	(44,591,401)	(72,747,934)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,969,199)	(8,534,134)
Net realized gains	(64,294,073)	(43,276,235)

Total dividends and distributions to shareholders	(68,263,272)	(51,810,369)

CAPITAL SHARE TRANSACTIONS:
Cost of shares tendered (Note E)	(130,920,792)	—
Cost of shares repurchased (Note D)	(20,574,646)	—

Net decrease in net assets from capital share transactions	(151,495,438)	—

NET DECREASE IN NET ASSETS	(264,350,111)	(124,558,303)

NET ASSETS:
Beginning of year	660,443,914	785,002,217

End of year	$396,093,803	$660,443,914

Undistributed net investment income, end of year	$5,532,013	$3,969,124

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF CASH FLOWS

For The Year Ended October 31, 2012

Increase (decrease) in cash -

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(44,591,401)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activity:
Purchases of investment securities	(386,136,943)
Proceeds from sale of investment securities	570,828,608
Net proceeds of short-term investments	23,380,000
Proceeds from foreign cash transactions	184,324
Decrease in collateral for securities on loan	32,209,389
Decrease in dividends and interest receivable	201,293
Decrease in receivable for securities lending income	129,440
Increase in receivable for investments sold	(1,845,753)
Decrease in prepaid expenses	17,412
Increase in payable for investments purchased	2,465,568
Decrease in payable upon return of collateral for securities on loan	(32,209,389)
Increase in accrued expenses and other liabilities	339,634
Net change in unrealized appreciation/depreciation on foreign currency	(487,039)
Net change in unrealized appreciation/depreciation on investments	98,760,713
Net realized gain from investments and foreign currency transactions	(47,847,471)

Net cash provided by operating activities	215,398,385

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(68,263,272)
Payment for shares tendered and accepted	(130,920,792)
Payment for shares repurchased from shareholders	(20,574,646)

Net cash used for financing activities	(219,758,710)

NET DECREASE IN CASH	(4,360,325)
CASH AT BEGINNING OF YEAR	17,443,687

CASH AT END OF YEAR	$13,083,362

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2012(1)(2)	2011(1)		2010(1)	2009(1)	2008
Per Share Operation Performance
Net asset value, beginning of year	$28.99	$34.46		$27.24	$21.72	$60.50

Net investment income*	0.28	0.27		0.21	0.29	0.49
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.95)	(3.83)		7.27	11.24	(25.66)

Total from investment operations	(1.67)	(3.56)		7.48	11.53	(25.17)

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.37)		(0.26)	(0.48)	(0.28)
Distributions from net realized gains	(2.82)	(1.90)		—	(5.34)	(11.84)

Total dividends and distributions	(2.99)	(2.27)		(0.26)	(5.82)	(12.12)

Net increase from payment by affiliate	—	0.36		—	—	—
Capital Share Transactions:
Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.17	—		—	(0.19)	(1.49)

Net asset value, end of year	$24.50	$28.99		$34.46	$27.24	$21.72

Per share market price, end of year	$21.85	$25.88		$33.45	$25.25	$19.87

Total Investment Return (Based on Market Price)	(3.02)%	(16.96	)%(3)	33.70%	73.37%	(48.06)%

Ratios and Supplemental Data
Net assets, end of year (000’s)	$396,094	$660,444		$785,002	$620,467	$394,357
Ratio of net expenses to average net assets	1.41%	1.01	%(4)	1.14%	1.44%	1.20	%(5)
Ratio of gross expenses to average net assets	1.41%	1.11%		1.14%	1.44%	1.23%
Ratio of net investment income to average net assets	1.12%	0.82%		0.67%	1.36%	1.28%
Portfolio turnover rate	78%	20%		29%	34%	49%

*	Per share amounts have been calculated using the average share method.

(1)

The Fund’s financial statements were audited by Ernst & Young LLP for the year ended October 31, 2011, 2010 and 2009. The previous period was audited by another independent registered public accounting firm. Tait, Weller & Baker, LLP is the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2012.

(2)	The Fund’s investment management arrangements changed in November 2011 and February 2012.

(3)	The total return on net asset value for the year ended October 31, 2011 was -9.71%. Without the indemnity payment the Fund received, the Fund’s total return on net asset value would have been -10.83%.

(4)	Net of management fee reimbursements.

(5)	The Fund had earnings credits for overnight cash balances that reduced expenses.

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2012

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the year ended, October 31, 2012 relate to Direct Investments and to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction. This contingent liability will expire in March 2013.

Security valuation:    Portfolio securities listed on recognized United States or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity-linked securities are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange

NOTES TO FINANCIAL STATEMENTS (continued)

(if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of October 31, 2012, the Fund had loaned securities which were collateralized by cash and short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$62,753,412	$50,090,819	$18,102,297	$68,193,116

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are

NOTES TO FINANCIAL STATEMENTS (continued)

not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At October 31, 2012, the Fund did not hold open forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract. At the end of the year, the Fund did not hold any open option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its

NOTES TO FINANCIAL STATEMENTS (continued)

obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid.

At October 31, 2012, the Fund held equity-linked securities, in the form of warrants issued by Credit Lyonnais and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares. Under these agreements, the Fund has agreed to pay or provide reimbursement for any taxes imposed on the A Share investments underlying the equity-linked securities. Non-resident corporate investors in China, such as the issuer of the equity-linked securities, are subject to a statutory 10% withholding tax on both dividend and interest income sourced from China, absent an applicable tax treaty; however to date China has not implemented procedures to collect the tax. There can be no assurance that in the future China will not implement such procedures and also subject capital gains to taxation. If China does implement such procedures the Fund may be required to pay or reimburse for any taxes that the issuers of the equity-linked securities became subject to under those procedures.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments; however, the Board of Directors of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. The value of these securities at October 31, 2012 was $25,868,089 or 6.5% of the Fund’s net assets. The table below details the acquisition date, cost, and value of the Fund’s direct investments as determined by the Board of Directors of the Fund. The Fund does not have the right to demand that such securities be registered.

Security	Acquisition Date	Cost	Value
China Bright	08/27/2010	$14,969,436	$25,868,089
Zong Su Foods	09/21/2010	15,000,034	—

		$29,969,470	$25,868,089

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the

NOTES TO FINANCIAL STATEMENTS (continued)

ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

Dividends and distributions:    The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. The Board of Directors has determined that if the Fund makes any distributions of capital gains realized during the fiscal year ended October 31, 2012, that distribution will be paid in cash, except with respect to stockholders that have elected to participate in the Fund’s dividend reinvestment program.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2012 was $3,969,199 from ordinary income and $64,294,073 from long-term capital gains. For the year ended October 31, 2011 the Fund distributed $8,534,134 from ordinary income and $43,276,235 from long-term capital gains.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2012, the effects of certain differences were reclassified. The fund decreased undistributed net investment income by $302,714 and increased accumulated net realized gain by $302,714. These differences were primarily due to the differing tax treatment of foreign currency. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

As of October 31, 2012, the components of distributable earnings on a tax basis were $5,532,013 of undistributed ordinary income, $46,273,599 of undistributed capital gains, and $41,682,994 of net unrealized appreciation resulting in a total of $93,488,606.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2012, the cost of investments for federal income tax purposes was $392,620,266. Gross unrealized appreciation of investments was $96,139,332 while gross unrealized depreciation of investments was $54,719,210, resulting in net unrealized appreciation of investments of $41,420,122.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions for the open tax years as of October 31, 2012 and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns for the prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and China where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

NOTE B – ADVISORY FEE AND OTHER TRANSACTIONS

RCM Asia Pacific Limited (“RCM”) is the investment manager for the Fund’s listed assets (the “Listed Assets”), effective February 10, 2012. RCM receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. RCM is the investment manager for the Fund’s direct investments, also effective February 10, 2012. RCM receives a fee computed weekly and payable monthly, at an annual rate of 1.50% of the average weekly value of the Fund’s assets invested in direct investments. Prior to February 10, 2012, Martin Currie Inc. served as the investment manager for the Fund’s listed assets, and received a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. Prior to February 10, 2012, APS Asset Management Pte Ltd served as the interim sub-adviser for the Fund’s Listed Assets, and received a fee, computed weekly and payable monthly by Martin Currie at the following annual rates: 0.35% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.25% of the Fund’s average weekly net assets in Listed Assets in excess of US$315 million. Prior to February 10, 2012, Martin Currie Inc. also served as the investment manager for the Fund’s direct investments and received a fee computed weekly and payable monthly, at an annual rate of 2.00% of the average weekly value of the Fund’s assets invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $15,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit and Nominating Committee meeting attended and, effective September 11, 2012, $3,000 for each telephonic meeting attended and $3,000 for each Valuation Committee teleconference. Prior to September 11, 2012, the Fund paid each board member $2,000 for each telephonic meeting attended and $2,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending

NOTES TO FINANCIAL STATEMENTS (continued)

Board of Directors’ meetings. On September 11, 2012, the Board of Directors set the annual fees to be paid to the Chairman of the Board and each of the directors, effective January 1, 2013, at $35,000 and $20,000, respectively.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At October 31, 2012, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 17,890,662 were issued and 16,169,099 were outstanding.

For the year ended October 31, 2012, the Fund repurchased 6,612,663 shares of its common stock, valued at $151,495,438 from Shareholders participating in the Fund’s tender offer and repurchases under the Fund’s discount management program.

For Year Ended October 31, 2012
Shares outstanding at beginning of year	22,781,762
Shares repurchased	(949,999)
Shares tendered	(5,662,664)

Shares outstanding at end of year	16,169,099

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On March 28, 2012, the Fund announced that the Board had approved a Discount Management Program (the “Program”). Under the Program, the Fund repurchases its common shares in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from net asset value the prior day and there is a daily average discount of 8% or more from net asset value over the five-day period ending the prior day. On each day that shares are repurchased, the Fund will repurchase its shares to the maximum extent permitted by law unless the Fund’s Investment Manager determines that such a repurchase would be detrimental to the Fund and its stockholders. On each day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the market price represents a discount of 8% or more from the Fund’s closing NAV on the prior day. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 the prior year.

NOTES TO FINANCIAL STATEMENTS (continued)

The Program is intended to enhance shareholder value, as repurchases made at a discount have the effect of increasing the net asset value per share of the Fund’s remaining shares. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases. These repurchases maybe suspended at any time or from time to time without prior notice.

During the year ended October 31, 2012, the Fund repurchased 949,999 of its shares at an average price of $21.66 per share (including brokerage commissions) at a weighted average discount of 9.47%. These repurchases had a total cost of $20,574,646.

NOTE E — TENDER OFFER

On March 28, 2012, the Fund announced that the Board had approved in principle a tender offer (the “Tender Offer”). The Tender Offer commenced on June 22, 2012 and expired on July 23, 2012. The Tender Offer was oversubscribed and, pursuant to the terms of the Tender Offer, tendered shares were accepted for payment on a prorata basis. The Fund accepted 5,662,664 shares for payment on July 24, 2012 at $23.12 per share, which was equal to 99% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on July 24, 2012. The 5,662,664 shares totaling $130,920,792 represented 25% of the Fund’s outstanding shares. On a pro rated basis, approximately 45.6% of the shares so tendered were accepted for payment.

NOTE F — INVESTMENT TRANSACTIONS

For the year ended October 31, 2012, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $386,136,943 and $570,449,059, respectively.

NOTE G — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H — INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

Name of Issuer	Balance of Shares/Par Held October 31, 2011	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares/Par Held October 31, 2012	Value October 31, 2012	Income From Non-Controlled Affiliates	Gain/(Loss) Realized on Sale of Shares as of October 31, 2012
CDW Holding, Ltd.	48,182,000	—	19,728,000	28,454,000	$2,168,946	$334,010	$884,678
China Bright	14,665,617	—	—	14,665,617	25,868,089	—	—
China Everbright International, Ltd.	—	26,730,000	—	26,730,000	13,761,550	187,503	—
China Medical System Holdings, Ltd.(1)(2)	90,442,200	30,874,100	96,827,000	24,489,300	14,156,304	701,845	41,797,701
China Silicon Corp. Common Stock	2,301,863	—	2,301,863	—	—	—	(1,458,811)
China Silicon Corp., Series A Preferred	27,418	—	27,418	—	—	—	(4,787,165)
Digital China Holdings, Ltd.	—	9,603,000	—	9,603,000	16,132,936	492,798	—
HAND Enterprise Solutions Co., Ltd. Common(2)	11,238,137	—	4,868,422	6,369,715	17,003,745	304,535	11,295,021
Huiyin Household Appliances Holdings Co., Ltd.	160,413,750	—	160,413,750	—	—	—	(24,291,046)
Taiwan Life Insurance Co., Ltd.(2)	200,000,000	—	—	200,000,000	4,939,075	248,031	—
Zong Su Foods(2)	2,677	—	—	2,677	—	—	—

	527,273,662	67,207,100	284,166,453	310,314,309	94,030,645	2,268,722	23,440,378

*	Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(1)	Additional shares acquired resulting from a corporate action.

(2)	Not affiliated as of October 31, 2012.

NOTE I — FAIR VALUE MEASUREMENT

As described in note A, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, process for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

NOTES TO FINANCIAL STATEMENTS (continued)

•

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs used to measure fair value can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining the fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in is determined based on the lowest level input that is significant to the measurement in its entirety.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the measurement in its entirety.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description	Level 1	Level 2	Level 3	Total

COMMON STOCK AND OTHER EQUITY INTERESTS
Automobiles	$5,992,648	$—	$—	$5,992,648
Beverages	3,492,255	—	—	3,492,255
Commercial Banks	15,712,923	—	—	15,712,923
Commercial Services & Supplies	13,761,550	—	2,237,417	15,998,967
Communications Equipment	4,284,392	—	—	4,284,392
Computers & Peripherals	4,439,332	—	—	4,439,332
Diversified Financial Services	4,233,000	—	—	4,233,000
Electronic Equipment & Instruments	30,527,048	—	—	30,527,048
Food Products	9,346,746	—	—	9,346,746
Gas Utilities	11,152,186	—	—	11,152,186
Health Care Equipment & Supplies	4,159,560	—	—	4,159,560
Health Care Providers & Services	10,276,935	—	—	10,276,935
Hotels, Restaurants & Leisure	—	—	—	—
IT Services	17,003,745	—	—	17,003,745
Industrial Conglomerates	4,462,752	—	—	4,462,752

NOTES TO FINANCIAL STATEMENTS (continued)

Description	Level 1	Level 2	Level 3	Total

Insurance	$—	$4,939,075	$—	$4,939,075
Internet Software & Services	8,298,181	—	—	8,298,181
Machinery	15,568,825	—	—	15,568,825
Media	5,905,305	—	—	5,905,305
Multiline Retail	13,583,111	—	—	13,583,111
Oil, Gas & Consumable Fuels	24,035,241	—	—	24,035,241
Personal Products	4,801,750	—	—	4,801,750
Pharmaceuticals	14,156,304	—	—	14,156,304
Real Estate Management & Development	27,752,416	—	—	27,752,416
Semiconductors & Semiconductor Equipment	33,272,444	—	—	33,272,444
Specialty Retail	3,441,686	—	—	3,441,686
Transportation Infrastructure	6,003,445	—	—	6,003,445
Wireless Telecommunication Services	14,165,096	—	—	14,165,096

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS	309,828,876	4,939,075	2,237,417	317,005,368

EQUITY-LINKED SECURITIES
Beverages	—	17,364,411	—	17,364,411
Household Durables	—	6,738,271	—	6,738,271
Insurance	—	8,733,043	—	8,733,043
Machinery	—	2,793,387	—	2,793,387

TOTAL EQUITY-LINKED SECURITIES	—	35,629,112	—	35,629,112

DIRECT INVESTMENTS
Food Products	—	—	—	—
Health Care Providers & Services	—	—	25,868,089	25,868,089

TOTAL DIRECT INVESTMENTS	—	—	25,868,089	25,868,089

COLLATERAL FOR SECURITIES ON LOAN	50,090,819	—	—	50,090,819
SHORT TERM INVESTMENTS UNITED STATES	—	5,447,000	—	5,447,000

TOTAL INVESTMENTS	$359,919,695	$46,015,187	$28,105,506	$434,040,388

The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. As of October 31, 2012, there were no transfers between Level 1 and Level 2. Fook Woo Group Holdings, Ltd. was transferred from Level 1 to Level 3 and Chaoda Modern Agriculture (Holdings), Ltd. was transferred from Level 2 to Level 3 because trading has been suspended on both securities and both were fair valued under the direction of the Board of Directors. Taiwan Life Insurance Co., Ltd. was transferred from Level 3 to Level 2.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the fund during the year ended October 31, 2012:

Investments in Securities	Balance as of October 31, 2011	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2012
COMMON STOCK AND OTHER EQUITY INTERESTS
Commercial Services & Supplies	$—	$—	$—	$—	$—	$2,237,417	$—	$2,237,417	$—
Insurance	5,446,821	—	—	—	(507,746)	—	(4,939,075)	—	—

	5,446,821	—	—	—	(507,746)	2,237,417	(4,939,075)	2,237,417	—

DIRECT INVESTMENTS
Food Products	16,000,429	—	—	—	(16,000,429)	—	—	—	(16,000,429)
Health Care Providers & Services	16,507,082	—	—	—	$9,361,007	—	—	25,868,089	9,361,007
Information Technology	—	—	(383,850)	(6,245,977)	6,629,827	—	—	—	—

	32,507,511	—	$(383,850)	$(6,245,977)	(9,595)	—	—	25,868,089	(6,639,422)

	$37,954,332	$—	$(383,850)	$(6,245,977)	$(517,341)	$2,237,417	$(4,939,075)	$28,105,506	$(6,639,422)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 for the year ended October 31, 2012:

Asset Category	Fair Value at October 31, 2012	Valuation Technique(s)	Unobservable Input	Range	Impact to Valuation from an Increase in Input
Common Stock
Commercial Services & Supplies	$2,237,417	Discount to last trade	Discount rate	50%	Decrease in value

Direct Investments
Health Care Providers & Services	$25,868,089	Manager valuation	Discount rate	20%-50%	Decrease in value

	$28,105,506

NOTE J — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the year ended October 31, 2012.

NOTE K — SUBSEQUENT EVENT

Management has evaluated the possibility of subsequent events through the date of the issuance of the Fund’s Financial Statements and determined that there were no material events that would require disclosure.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and The Board of Directors of

The China Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The China Fund, Inc. (the “Fund”), as of October 31, 2012 and the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2011 and the financial highlights for the each of the four years in the period ended October 31, 2011 have been audited by other auditors whose reports dated December 23, 2011 and October 29, 2008 each expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2012, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 21, 2012

THE CHINA FUND, INC.

Other Information (Unaudited)

TAX INFORMATION

Foreign Taxes Credit:    The Fund designates $955,372 as foreign taxes paid and $11,826,878 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income:    For the fiscal year ended October 31, 2012, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2012, the Fund had $2,886,231 in Qualified Dividend Income and 3.35% of total ordinary income dividends paid qualified for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

☐       Information it receives from shareholders on applications or other forms; and

☐       Information about shareholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who needs to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders’ nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund’s investment advisers to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2012.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q has

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

been filed as of July 31, 2012 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 5, 2012, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS;

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each shareholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund’s common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A (“Computershare” or the “Plan Agent”) act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant’s accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be

DIVIDENDS AND DISTRIBUTIONS;

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

DIVIDENDS AND DISTRIBUTIONS;

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Directors and Officers (Unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
CLASS I
Joe O. Rogers (64) 2477 Foxwood Drive Chapel Hill, NC 27514	Chairman of the Board and Director	1992 (2015)	Principal, The Rogers International LLC (investment consultation), (July 2001-present); Visiting Professor Fudan University School of Management (August 2010-2011).	1	The Taiwan Fund, Inc. (1986-present)
James J. Lightburn (69) 13, Rue Alphonse de Neuville 75017 Paris, France	Director	1992 (2015)	Retired; Attorney, Nomos (law firm) (2004-2006); Attorney, member of Hughes Hubbard & Reed (law firm) (1993-2004).	1	Fromageries Bel S.A.
CLASS II
Michael F. Holland (68) 375 Park Avenue New York, New York 10152	Director	1992 (2013)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1	The Holland Balanced Fund, Inc.; Reaves Utility Income Fund; The Taiwan Fund, Inc.; State Street Master Funds and State Street Institutional Investment Trust; Blackstone GSO Floating Rate Fund, Inc.
CLASS III
William C. Kirby (62) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Director	2007 (2014)	Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1
Nigel S. Tulloch (66) 7 Circe Circle Dalkeith WA6009 Australia	Director	1992 (2014)	Director, The HSBC China Fund Limited (1992-2005).	1

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (continued) (Unaudited)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Adam Phua (38) RCM Asia Pacific Limited 27th Floor, ICBC Tower 3 Garden Road, Central Hong Kong	President	February 2012	Head of International Business & Consultant Relations Asia Pacific, RCM Asia Pacific Limited (1999-present).
Patrick Keniston (48) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	August 2011	Director, Foreside Compliance Services, LLC (October 2008-present); Counsel, Citi Fund Services (March 2005-October 2008).
Laura F. Dell (48) 4 Copley Place, Boston, MA 02116	Treasurer	December 2008	Vice President, State Street Bank and Trust Company (July 2007-present); Senior Director, Investors Bank and Trust Company (January 2002-July 2007).
Tracie A. Coop (36) 4 Copley Place, Boston, MA 02116	Secretary	June 2010	Vice President and Senior Counsel, State Street Bank and Trust Company (October 2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors L.P. (2006-2007).
Brian O’Sullivan (38) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	March 2009	Vice President, State Street Bank and Trust Company (December 2006-present).
Peter Sattelmair (34) 801 Pennsylvania Ave Kansas City, MO 64105	Assistant Treasurer	June 2012	Vice President, State Street Bank and Trust Company (2011-present); Assistant Vice President, State Street Bank and Trust Company (2007-2011).
Francine S. Hayes (45) 4 Copley Place, Boston, MA 02116	Assistant Secretary	June 2005	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA 02206-5049

1-888-CHN-CALL (246-2255)

Directors and Officers

Joe O. Rogers, Chairman of the Board and Director

James J. Lightburn, Director

Michael F. Holland, Director

William Kirby, Director

Nigel S. Tulloch, Director

Adam Phua, President

Patrick Keniston, Chief Compliance Officer of the Fund

Laura Dell, Treasurer

Tracie A. Coop, Secretary

Brian O’Sullivan, Assistant Treasurer

Peter Sattelmair, Assistant Treasurer

Francine Hayes, Assistant Secretary

Investment Manager

RCM Asia Pacific Limited

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Clifford Chance US LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)

The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal year ended October 31, 2012, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$75,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal year ended October 31, 2011, Ernst & Young LLP (“E&Y”), the Fund’s previous independent registered public accounting firm, billed the Fund aggregate fees of US$108,150 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b)	Audit-Related Fees

For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended October 31, 2011, E&Y did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c)	Tax Fees

For the fiscal year ended October 31, 2012, Tait Weller billed the Fund aggregate fees of US$10,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2011, E&Y billed the Fund aggregate fees of US$10,300 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund for other fees.

For the fiscal year ended October 31, 2011, E&Y did not bill the Fund for other fees.

(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2012, were pre-approved by the Audit Committee.

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended October 31, 2011, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2012 and October 31, 2011, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller or E&Y, respectively.

(f)	Not applicable.

(g) For the fiscal year ended October 31, 2012, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2012, Tait Weller did not provide any non-audit services to RCM Asia Pacific Limited (“RCM,” or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

For the fiscal year ended October 31, 2011, Ernst & Young provided non-audit services to certain entities in the Fund’s Investment Company Complex that were not required to be pre-approved by the Fund’s Audit Committee. These services primarily include: (1) tax advisory amounts of $314,048, (2) tax compliance amounts of $831,240 and (3) other advisory fees of $58,221 related to performance improvement.

(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit

Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are Michael F. Holland, William Kirby, James J. Lightburn, Joe O. Rogers, and Nigel Tulloch.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its Investment Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of October 31, 2012, the portfolio manager of the registrant is as follows:

Christina Chung

Managing Director, Senior Portfolio Manager

Investment experience: 23 Years

Christina joined RCM in 1998 and has been a managing director since January 2010. She is head of the Greater China Equity Team and lead manager of the Hong Kong, China, China A-shares and Greater China equity mandates. She has 23 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts. Before joining RCM, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

(a)(2)

Christina Chung

As of October 31, 2012, Ms. Chung managed and advised ten mutual funds with a total of approximately US$1,962.32 million in assets and 13 other accounts with a total of approximately US$2,211.71 million in assets.

Of these other accounts, two accounts, with a total of approximately US$217.17 million in assets, are entitled to performance based fees.

Conflicts of Interest:

To the extent permitted by law, RCM AP may enter into performance-related fee arrangements, provided that all applicable regulatory requirements are met. RCM AP may manage accounts that pay a performance-related fee alongside accounts that pay asset-based fees. Performance-related fee arrangements vary depending on the particular client’s needs and individual circumstances. Performance-related fees may create an incentive for RCM AP to make investments that are riskier or more speculative than would be the case in the absence of a performance-related fee arrangement. They may also create an incentive for us to favor certain accounts over others. In addition, under certain circumstances, RCM AP may receive compensation under a performance-related fee arrangement that is larger than it otherwise might receive under asset-based fee arrangements.

RCM AP has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trades among all client accounts. During weekly meetings, the regional CIO and portfolio managers review the performance on all of RCM AP’s client accounts, which would include, those that pay performance related fees, where applicable, and those that do not, and review the report for, among other things, potential performance differences between these accounts. The reviews would be part of the way RCM AP would manage potential conflicts that could create incentives for its investment personnel to favor one account over another. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Compensation:

The primary components of RCM’s compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA):

Base salary typically reflects scope, responsibilities and experience required in a particular role.

Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (50% in the 1st year, 25% in the 2nd year and 25% in the 3rd year) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives.

The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between RCM’s clients, senior professionals, and corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM AP as well as Allianz Global Investors, RCM’s parent. LTIPA is awarded annually – for senior professionals it typically amounts to between 20-30% of total compensation - and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows RCM to emphasize the longer term nature of many of the projects critical for it to deliver results on a sustainable basis.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2012.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned

Christina Chung	none

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 4, 2012 – June 21, 2012	211,213	$21.39	211,213	738,786
July 30, 2012 – August 29, 2012	545,864	$21.74	545,864	192,922
August 30, 2012 – September 20, 2012 (FYE)	192,922	$21.73	192,922	0
Total	6,612,663	$21.66	6,612,663	0

*	The Fund implemented a Discount Management Program (the “Program”) in June 2012. Under the Program, the Fund is authorized to repurchase in each twelve-month period ending October 31 up to 10% of its common shares outstanding as of October 31 of the prior year.

The Program was suspended for the duration of a tender offer by the Fund, which commenced on June 22, 2012, and expired on July 13, 2012 (the “Tender Offer”). Under the Tender Offer, the Fund offered to purchase up to 5,662,664 of its shares, and 5,662,664 shares were purchased pursuant to the Tender Offer. The Program resumed operations on July 30, 2012 following the expiration of the Tender Offer.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Adam Phua
Adam Phua
President of The China Fund, Inc.

Date:	January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam Phua
Adam Phua
President of The China Fund, Inc.

Date:	January 4, 2013

By:	/s/ Laura F. Dell
Laura F. Dell
Treasurer of The China Fund, Inc.

Date:	January 4, 2013